SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2006

L-1 IDENTITY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-21559	04-3320515
(Commission file number)	(I.R.S. employer identification no.)

177 Broad Street, Stamford, Connecticut 06901

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (203) 504-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

On October 25, 2006, L-1 Identity Solutions, Inc. (“L-1”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of its acquisition of all of the issued and outstanding membership interests of SpecTal, LLC (“SpecTal”). L-1 hereby amends Item 9.01 of the Form 8-K to file the financial statements and pro forma financial information not filed with the Initial

8-K.

(a) Audited Financial Statements of SpecTal

Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached financial statements were omitted from disclosure contained in the Initial 8-K. Included herein as Exhibits 99.1 and 99.2 to this Form 8-K/A, and incorporated by reference, are the audited financial statements of SpecTal for the year ended December 31, 2005 and the unaudited financial statements of SpecTal for the six months ended June 30, 2006 and 2005.

(b) Pro Forma Financial Information

Pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K, the attached financial statements were omitted from disclosure contained in the Initial 8-K. Included herein as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference, are the required unaudited pro forma condensed consolidated financial statements.

The Exhibit Index hereto is incorporated into this Item 9.01 by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L-1 IDENTITY SOLUTIONS, INC.

Date: December 22, 2006
	By	/s/ James A. DePalma
James A. DePalma
Executive Vice President, Chief
Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description
2.1*	Securities Purchase Agreement, dated September 11, 2006 by and among SpecTal, LLC, a Virginia limited liability company, John A. Cross, Louise V. Brouillette, Ann J. Holcomb, Ronald Hammond, Jr. and Mark Oliva, L-1 Identity Solutions, Inc., a Delaware corporation, and John A. Cross solely in his capacity as the Sellers Representative.

23.1**	Consent of Snyder, Cohn, Collyer, Hamilton & Associates, P.C. with respect to SpecTal, LLC.

99.1**	Audited Financial Statements of SpecTal, LLC for the year ended December 31, 2005.

99.2**	Unaudited Financial Statements of SpecTal, LLC for the six months ended June 30, 2006 and 2005.

99.3**	Unaudited Pro Forma Condensed Consolidated Financial Statements of L-1 Identity Solutions, Inc.

*	Previously filed as an exhibit to the Registrant’s Form 8-K (File No. 000-21559) filed on September 14, 2006.
**	Filed herewith.